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                                                                   Exhibit 99.1




                       TERAYON COMMUNICATION SYSTEMS, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Terayon Communication Systems, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Zaki Rakib, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.



Date: March 27, 2003                By:  /s/ Zaki Rakib
                                         ----------------------
                                         Zaki Rakib
                                         Chief Executive Officer